UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2018

INNOVUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52991	90-0814124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8845 Rehco Road, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Innovus Pharmaceuticals,” “Innovus Pharma,” “the Company”, “we,” “us” and “our” refer to Innovus Pharmaceuticals, Inc., and/or one or more of our wholly-owned subsidiaries, unless the context otherwise provides. Innovus Pharma® is a registered service mark of Innovus Pharmaceuticals, Inc.

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 19, 2017, our Board of Directors approved the hiring and appointment of Ryan Selhorn as our Vice President, Chief Financial Officer as well as the Company’s principal financial and accounting officer, effective as of April 27, 2017.

From July 2013 to April 2018, he was the Chief Financial Officer and Chief Accounting Officer of Signature Analytics, an outsourced finance and accounting firm. From October 2003 to July 2013, he was an Audit Senior Manager with Grant Thornton LLP, a financial accounting firm. Mr. Selhorn has significant experience with venture financings, public equity offerings, public debt offerings, mergers and acquisitions, interaction with the SEC and PCAOB, and implementation and monitoring compliance with the requirements of the Sarbanes-Oxley Act.  Additionally, Mr. Selhorn has participated in several financial due diligence processes for acquisitions and capital financings. Mr. Selhorn received his B.S. in Accounting and Finance from Georgetown University, McDonough School of Business, and he is a certified public accountant in California.

The Company and Mr. Selhorn entered into an employment agreement, effective, April 27, 2018 (the “Employment Agreement”) wherein Mr. Selhorn shall receive an annual base salary of $250,000 as well as an annual bonus based on personal performance and as approved by the Board of Directors. The target bonus amount is 25% of his annual base salary. Mr. Selhorn also shall receive Restricted Stock Units (“RSUs”) covering 1,200,000 shares of the Company’s common stock; 400,000 of which will vest after one year of employment. The remaining RSU’s will vest in eight equal quarterly installments over two years of continued service. The Employment Agreement is filed herewith as Exhibit 10.1.

There are no family relationships between Mr. Selhorn and any of the directors and executive officers of the Company. There are no transactions with the Company in which Mr. Selhorn has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
 10.1
Employment Agreement, dated April 27, 2018 by and between the Company and Ryan Selhorn.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2018	INNOVUS PHARMACEUTICALS, INC.

	By:	/s/ RANDY BERHOLTZ
Randy Berholtz Executive Vice President, Corporate Development and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
 10.1
Employment Agreement, dated April 27, 2018 by and between the Company and Ryan Selhorn.